UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2020

Newmark Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
125 Park Avenue, New York, NY 10017
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to Vote of Security Holders.
The annual meeting of stockholders (the “Annual Meeting”) of Newmark Group, Inc. (the “Company”) was held on September 22, 2020.  The following matters were voted on at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	The approval of an advisory vote on executive compensation; and

(4)	The approval of an advisory vote on the frequency of future advisory votes on executive compensation.
For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.
At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	275,638,477	25,203,836	36,081,181
Michael Snow	281,630,309	19,212,004	36,081,181
Virginia S. Bauer	282,343,405	18,498,908	36,081,181
Peter F. Cervinka	281,654,832	19,187,481	36,081,181
Kenneth A. McIntyre	299,941,132	901,181	36,081,181
The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.
Proposal 2 - Ratification of appointment of independent registered public accounting firm

For	Against	Abstain
336,291,535	557,654	74,305
Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.
Proposal 3 - Approval of an advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
278,268,677	21,232,245	1,341,391	36,081,181
Stockholders approved, on an advisory basis, the Company’s executive compensation.
Proposal 4 - Approval of an advisory vote on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
297,503,163	645,905	2,403,510	289,735	36,081,181
Stockholders approved, on an advisory basis, every year as the frequency with which stockholders are provided an advisory vote on executive compensation. Based on the recommendations of the Company’s Board of Directors and its Compensation Committee to hold advisory votes on executive compensation every year and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every year until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: September 23, 2020	By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman

[Signature Page to Form 8-K, regarding action taken at the Company's 2020 Annual Meeting of Stockholders]